UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 22, 2021

FG NEW AMERICA ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39550	85-1648122
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

105 S. Maple Street

Itasca, Illinois 60143

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (847) 791-6817

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	FGNA.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	FGNA	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	FGNA WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 22, 2021, management of FG New America Acquisition Corp. (the “Company”), after consultation with the audit committee of the board of directors of the Company and Plante & Moran, PLLC (“Plante”), the Company’s independent registered public accounting firm, concluded that the Company’s audited balance sheet dated October 2, 2020 that was filed on October 8, 2020, unaudited pro forma balance sheet dated October 2, 2020 that was filed on October 20, 2020 reflecting the exercise of over-allotment option by the underwriters (“Underwriters”) of the Company’s initial public offering, and its audited financial statements for the year ended December 31, 2020 that were filed on March 3, 2021 (collectively the “Affected Period Financial Statements”) should no longer be relied upon because the Company accounted for its outstanding (i) warrants to purchase shares of Class A common stock, par value $0.0001 per share of the Company (“Class A Common Stock”), at $11.50 per share, which were included in the units sold in the Company’s initial public offering (the “Public Warrants”), (ii) warrants to purchase shares of Class A Common Stock at $11.50 per share, which were included in the units sold in a private placement (the “Private Unit Warrants”), (iii) warrants to purchase shares of Class A Common Stock at $11.50 per share, which were sold in a private placement (the “$11.50 Exercise Price Warrants”), (iv) warrants to purchase shares of Class A Common Stock at $15.00 per share, which were sold in a private placement (the “$15 Exercise Price Warrants”), and (v) warrants to purchase shares of Class A Common Stock at $11.50 per share, which were included in the units issued to the Underwriters (the “Underwriter Warrants” and, together with the $11.50 Exercise Price Warrants, Private Unit Warrants, and $15 Exercise Price Warrants, the “Private Placement Warrants”), each of which was issued in connection with the Company’s initial public offering, as components of equity instead of as liabilities.

On April 12, 2021, the Staff at the U.S. Securities and Exchange Commission (the “SEC”) issued a statement (the “Statement”) discussing the accounting implications of certain terms that are common in warrants issued by special purpose acquisition companies (“SPACs”). In light of the Statement, the Company’s management evaluated the terms of the Warrant Agreement entered into in connection with the Company’s initial public offering and concluded that the Company’s Public Warrants and Private Placement Warrants (together, the “Warrants”) include provisions (the “Extraordinary Transaction Provisions”) that, based on the Statement, preclude the Warrants from being classified as components of equity. As a result, the Company is required to classify the Warrants as liabilities in the Affected Period Financial Statements. Under this accounting treatment, the Company is required to measure the fair value of the Warrants at the end of each reporting period and recognize changes in the fair value from the prior period in the Company’s operating results for the current period.

The Company has determined that it will restate its previously issued annual financial statements in an Annual Report on Form 10-K/A for the period ended December 31, 2020, and will in its future financial statements (unless the Extraordinary Transaction Provisions are removed from the Warrant Agreement in accordance with the terms thereof), reflect the Warrants as liabilities at fair value at the end of each accounting period and reflect a non-cash charge related to the change in fair value of the Warrants from the beginning of each accounting period to the end of each accounting period.

The Company expects that the effects of the restatement on its previously issued financial statements to be as summarized in the table below, although the amounts in such table are preliminary and remain subject to finalization by the Company and have not been audited by Plante.

	As Previously Reported	Adjustments	As Restated
Balance Sheet as of October 2, 2020, as adjusted for exercise of over-allotment (filed on October 20, 2020)
Warrant liabilities	$-	$14,583,290	$14,583,290
Class A common stock subject to possible redemption	$238,374,990	$(14,583,290)	$223,791,700
Class A common stock	$107	$143	$250
Additional paid-in capital	$6,421,281	$(143)	$6,421,138
Accumulated deficit	$(1,000)	$-	$(1,000)
Total stockholders' equity	$6,420,982	$-	$6,420,982

Balance Sheet as of December 31, 2020
Warrant liabilities	$-	$22,436,103	$22,436,103
Class A common stock subject to possible redemption	$238,374,990	$(21,199,768)	$217,175,222
Class A common stock	$107	$207	$314
Additional paid-in capital	$6,421,281	$6,616,271	$13,037,552
Accumulated deficit	$(185,637)	$(7,852,813)	$(8,038,450)
Total stockholders' equity	$6,236,345	$(1,236,335)	$5,000,010

Period from June 24, 2020 (inception) to December 31, 2020
Change in fair value of warrant liabilities	$-	$(7,852,813)	$(7,852,813)
Net loss	$(185,637)	$(7,852,813)	$(8,038,450)
Basic and diluted net loss per share, excluding Class A common shares subject to possible redemption	$(0.03)	$(1.12)	$(1.15)

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This report contains “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Such forward-looking statements include statements regarding: the Company’s intention to restate its financial statements; the periods that are expected to be impacted by the restatement of the financial statements; the timing of filing of the reports which will include the restated financial statements; the type, extent and size of adjustments expected to be reflected in such restated financial statements and the effect of the accounting treatment of the warrants on the Company’s past and future financial statements and financial results. Forward-looking statements may be identified by the use of words such as “expect,” “plan,” “will” and other similar expressions that predict or indicate future events or that are not statements of historical matters. These forward-looking statements are based on information available to the Company as of the date of this report, and current expectations, forecasts and assumptions, and involve a number of risks and uncertainties. Among the factors that could cause actual results to differ materially from those indicated in the forward-looking statements are the risk that the Company may not complete its restatements in a timely manner and the risk that the Company’s audit committee and/or independent registered public accounting firm could reach further and different conclusions concerning matters related to the financial statements. Although the Company believes that the expectations reflected in its forward-looking statements are reasonable, the Company cannot guarantee future results, events or outcomes. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, unless required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FG NEW AMERICA ACQUISITION CORP.

Dated: April 22, 2021	By:	/s/ Larry G. Swets, Jr.
		Name:	Larry G. Swets, Jr.
		Title:	Chief Executive Officer